UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2020

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(561)	404-2934
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by a directors of a major subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by directors of major subsidiaries of MiX Telematics Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIX TELEMATICS LIMITED

                                By: /s/ John Granara
                                Name: John Granara
                                Title: Chief Financial Officer

Date: September 25, 2020

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics”)

DEALINGS IN SECURITIES BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS

Shareholders are referred to the announcement released on 9 September 2020 wherein shareholders were advised that Catherine Lewis had exercised 1 000 000 share options under the MiX Telematics Group Executive Incentive Scheme and that the intention was to sell 703 413 of these shares to cover primarily the strike price and resultant tax implications of the transaction. At the conclusion of the transaction, Catherine Lewis will have increased her shareholding in MiX Telematics by 296 587 shares, bringing her total shareholding to 1 921 087.

Shareholders are accordingly advised that, to date, Catherine Lewis has sold 140 259 shares, which includes the trades detailed below.

Name of director:	Catherine Lewis
Name of subsidiary company:	Director of Mix Telematics International Proprietary Limited
Transaction date:	22 September 2020
Class of securities:	Ordinary shares
Number of securities:	37 600
Highest traded price per security on the market on the day:	R5.72
Weighted average price per security:	R5.7199
Lowest traded price per security on the market on the day:	R5.70
Total value:	R215 068.24
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Catherine Lewis
Name of subsidiary company:	Director of Mix Telematics International Proprietary Limited
Transaction date:	23 September 2020
Class of securities:	Ordinary shares
Number of securities:	65 000
Price per security:	R5.72
Total value:	R371 800.00
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are further referred to the announcement released on 9 September 2020 wherein shareholders were advised that Gert Pretorius had exercised 1 000 000 share options under the MiX Telematics Group Executive Incentive Scheme and that the intention was to sell 866 727 of these shares to cover primarily the strike price and resultant tax implications of the transaction. At the conclusion of the transaction, Gert Pretorius will have increased his shareholding in MiX Telematics by 133 273 shares, bringing his total shareholding to 823 127.

Shareholders are accordingly advised that Gert Pretorius has sold 65 000 shares as detailed below.

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	23 September 2020
Class of securities:	Ordinary shares
Number of securities:	65 000
Price per security:	R5.72
Total value:	R371 800.00
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

25 September 2020

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